EXHIBIT 23.28(A)

ASSIGNMENT OF HEREDITARY RIGHTS

PASCUALA LATORRE GODOY

TO

MINERA LUMINA COPPER CHILE S.A.

In Copiapó, Republic of Chile, on the 26th of Octobre 2005, before me ARMANDO CAMPOS ORTEGA, lawyer, and Deputy Notary Public of the Copiapó, of Mr. Hernán Cañas Valdés, located at O’Higgins 676, Copiapó, hereby appears: Mrs. PASCUALA LATORRE GODOY, Chilean, widow, Housewife, Identity Card Nº3.138.197 -5, domiciled at Manuel Rodríguez street Nº515, County of Copiapó, Copiapó, hereinafter “the Assignor”; and Mr. JOHN JOSEPH SELTERS, American, single, Mining Engineer, Identity Card for Foreigners Nº14.427.974 -3, in the representation of “MINERA LUMINA COPPER CHILE S.A.”, hereinafter also “LUMINA” or “the Assignee”, Tax Registration Nº99.531.960 -8, both domiciled for these effects in Las Nieves street Nº3331, County of Vitacura, Santiago; who evidence their identities with the above mentioned Identity Cards and declare:

FIRST: By public deed of partition granted on the 26 of April 1941, before the Public Notary from Copiapó Mr. Oscar Nuñez, Mr. Erasmo and Mr. Fortunato Latorre Mercado were granted as jointly owners of the “Hijuela 2” formed by: A) the property known as the “Fundo Ramadilla del Norte”, located in the sub-delegation of San Antonio and that borders: To the North, with the mountainous areas of Ramadas; to the South, with the property owned by Mrs. Mariana Mercado; to the East, with the property owned by Mrs. Sinforiana Latorre and to the West, with the “camino Real”1 that goes to the Republic of Argentine and that includes three alfalfa2 estates and four mountainous areas; B) the property known as the “Fundo Potrero Grande”, in the same sub-delegation, granted with two hours of water and that borders: To the North, with the Hijuela owned by Mrs.3 Santos Latorre de Barrera; to the South, with the “camino Real”4; to the East, with lands owned by Mr. Francisco Javier Rojas; and to the West, with the “camino Real”5 and lands owned by Mrs. Sinforiana Latorre that include four estates, a building and an orchard. The adjudging of the two estates before referred was registered at page 22 overleaf, number 31 of the Real Estate Registry of Copiapó corresponding to the year 1948.

SECOND: By death of Mr. Fortunato Latorre Mercado, owner of the fifty percent of the rights over the properties individualized in the previous clause, “Ramadilla del Norte” and “Potrero Grande”, his goods were assigned to his daughter Mrs. Pascuala Latorre Godoy, and to his illegitimate Mr. Fortunato Osvaldo del Carmen Latorre Pinto, notwithstanding

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1 “Royal Road”.
2 Forage.
3 Due to the gender of the name, it should be “Mr.”.
4 Id. Note 1.
5 Id. Note 1.

the rights of his surviving spouse Mrs. Zulema Carolina Godoy viuda de Latorre. The “posesión efectiva”6 was registered at page 169 overleaf, number 161 of the Real Estate Registry of Copiapó corresponding to the year 1964.

THIRD: The “inscripción especial de herencia”7 after the death of Mr. Fortunato Latorre Mercado regarding the estates: “Hijuela del Norte” and “Fundo Potrero Grande”, both located in the sub-delegation of San Antonio, Copiapó, was made at page 1518 overleaf, number 1395 of the Real Estate Registry of Copiapó corresponding to the year 1998, that attests that notwithstanding the rights of the surviving spouse Mrs. Zulema Carolina Godoy, Mrs. Pascuala Latorre Godoy and Mr. Fortunato Osvaldo del Carmen Latorre Pinto8, are the jointly owners of the fifty percent of the rights over the two estates known as “Hijuela del Norte” and “Potrero Grande”, both located in the sub-delegation of San Antonio, Copiapó , that border as follow: A) “Hijuela del Norte”, today also known as “Ramadilla Norte”, borders to the North, with the mountainous areas of Ramadas; to the South, with the property owned by Mrs. Mariana Mercado; to the East, with the property owned by Mrs. Sinforiana Latorre and to the West, with the “camino Real”9 that goes to the Republic of Argentine and that includes three alfalfa10 estates and four mountainous areas; B) “Fundo Potrero Grande”, in the same sub-delegation, granted with two hours of water and that borders: To the North, with the Hijuela owned by Mrs.11 Santos Latorre de Barrera; to the South, with the “camino Real”12; to the East, with lands owned by Mr.

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6 Judicial procedure for adjudging the hereditary rights.
7 Special registration of hereditary rights.
8 The name of the latter was missed in the Spanish version of the draft.
9 Id. Note 1.
10 Id. Note 2.
11 Id. Note 3.
12 Id. Note 1.

Francisco Javier Rojas; and to the West, with the “camino Real”13 and lands owned by Mrs. Sinforiana Latorre that include four estates, a building and an orchard.

FOURTH: The “posesión efectiva”14 of the goods and properties left by Mrs. Mrs. Zulema Carolina Godoy Silva was granted in favor of her daughter Mrs. Pascuala Latorre Godoy, it was registered at page 770, number 683 of the Real Estate Registry of Copiapó corresponding to the year 1986. The “inscripción especial de herencia”15 under the name of Mrs. Pascuala Latorre Godoy regarding the estates “Ramadilla del Norte” and “Potrero Grande” was made at page 1300, number 981 of the Real Estate Registry of Copiapó corresponding to the year 2000. The latter registration attests that Mrs. Pascuala Latorre Godoy owns rights over the two estates: A) “Ramadilla del Norte”, located in the sub-delegation of San Antonio, Copiapó , that borders: to the North, with the mountainous areas of Ramadas; to the South, with the property owned by Mrs. Mariana Mercado; to the East, with the property owned by Mrs. Sinforiana Latorre and to the West, with the “camino Real”16 that goes to the Republic of Argentine and that includes three alfalfa17 estates and four mountainous areas; and B) “Fundo Potrero Grande”, in the same sub-delegation, granted with two hours of water and that borders: To the North, with the Hijuela owned by Mrs.18 Santos Latorre de Barrera; to the South, with the “camino Real”19; to the East, with

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13 Id. Note 1.
14 Id. Note 6.
15 Id. Note 7.
16 Id. Note 1.
17 Id. Note 2.
18 Id. Note 3.
19 Id. Note 1.

lands owned by Mr. Francisco Javier Rojas; and to the West, with the “camino Real”20 and lands owned by Mrs. Sinforiana Latorre that include four estates, a building and an orchard.

FIFTH: By the present act Mrs. Pascuala Latorre Godoy, as provided in the article 1909 of the Civil Code, assigns and transfers all her hereditary rights in the inheritance of her parents Mr. Fortunato Latorre Mercado and Mrs. Zulema Carolina Godoy viuda de Latorre and specially her rights over the “Hijuela del Norte” or “Ramadilla Norte”, and “Fundo Potrero Grande”, including its water rights, individualized in the clauses First and Third of the present instrument; to Minera Lumina Copper Chile S.A., for whom its representative Mr. John Joseph Selters pays and accepts.

SIXTH: The price of the assignment of rights owned by the Assignor on the inheritance of her parents and specially her rights over the estates “Hijuela del Norte” or “Ramadilla Norte”, is the total amount of 27,850.8056 Unidades de Fomento21.The price of the assignment of rights owned by the Assignor over the estate known as “Potrero Grande”, including its water rights, is the total amount of 200 Unidades de Fomento22. Then, the total price of the rights that Mrs. Pascuala Latorre Godoy sells, assigns and transfers to Minera Lumina Copper Chile S.A., is the amount of 28,050.8056 Unidades de Fomento23 that the Assignee pays to the Assignor as follows:

A) With the amount of 7,012.7014 Unidades de Fomento24 equivalent to $125,000,000.-that is paid by Minera Lumina Copper Chile S.A. through a vale vista25 under the name of

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20 Id. Note 1.
21 Equivalent to US$950,000.- aprox.
22 Equivalent to US$6,850.- aprox.
23 Equivalent to US$956,850.- aprox.
24 Equivalent to US$240,500.- aprox.

Mrs. Pascuala Latorre Godoy, with the instruction to give it to him once this assignment of rights be registered at the Custodian of Real Estate of Copiapó under the name of the assignee, Mrs. Pascuala Latorre Godoy declares to receive such amount to his full and entire satisfaction.

B) With the amount of 8,064.60662 Unidades de Fomento26 that shall be paid by Minera Lumina Copper Chile S.A. to the Assignor not later than October 31, 2006. This amount comprises the installment of 7,012.7014 Unidades de Fomento27 plus 1,521 Unidades de Fomento corresponding to a 5% interest over the pending balance of 21,038.1042 Unidades de Fomento.

C) With the amount of 7,713.97155 Unidades de Fomento28 that shall be paid by Minera Lumina Copper Chile S.A. to the Assignor not later than October 31, 2007. This amount comprises the installment of 7,012.7014 Unidades de Fomento29 plus 701.27014 Unidades de Fomento corresponding to a 5% interest over the pending balance of 14,025.4028 Unidades de Fomento.

D) With the amount of 7,363.33648 Unidades de Fomento30 that shall be paid by Minera Lumina Copper Chile S.A. to the Assignor not later than October 31, 2008. This amount comprises the installment of 7,012.7014 Unidades de Fomento31 plus 350.63507 Unidades de Fomento corresponding to a 5% interest over the pending balance of 7,012.7014 Unidades de Fomento.

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25 Cashier check paid as ordered by the issuer.
26 Equivalent to US$276,500.- aprox.
27 Id. Note 24.
28 Equivalent to US$264,500.- aprox.
29 Id. Note 24.
30 Equivalent to US$252,500.- aprox.
31 Id. Note 24.

All the payments shall be made in the city of Copiapó through a public deed granted before the Public Notary Mr. Hernán Cañas Valdés, or who replaces or succeeds him at any title, however, this obligation shall be deemed duly and timely fulfilled at the time of the delivery to the Notary who authorizes this public deed, or to his successor or deputy, of a vale vista bancario32 or a term deposit issued in current national currency under the name of Mrs. Pascuala Latorre Godoy, for the total amount of each installment of the total price. If Mrs. Pascuala Latorre Godoy passes away being pending an installment, the payment shall be received by the attorney jointly appointed by the heirs, provided they have been declared as heirs by a resolution issued by the Servicio de Registro Civil33.

SEVENTH: In the case that Minera Lumina Copper Chile S.A. will not carry out some of payments before indicated in letters B), C), and D), in the dates mentioned therein, it shall be understood that Minera Lumina Copper Chile S.A. is not interested in pursuing this contract, having to be solved ipso facto the present agreement of assignment of rights and to be canceled all the registrations made in the Real Estate Registry of Copiapó in its virtue, acquiring the Assignor, as only indemnification of damages, the payments received from Minera Lumina Copper Chile S.A. as part of the total price, not being able the assignor and/or her heirs to claim the payment of the pending balance of the price or the indemnification of any damage. It is expressly prohibited to Mrs. Pascuala Latorre Godoy to assign all or some installments before referred in the clause sixth. This prohibition shall be registered in the Registry of Prohibitions of the Custodian of Real Estate of Copiapó.

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32 Cashier check paid as ordered by the issuer.
33 Civil Registry Service.

EIGHTH: By this instrument, the Assignor hereby delivers to Minera Lumina Copper Chile S.A. the titles that attest her rights of inheritance being assigning herein and in this act the Assignor also transfers the rights of inheritance that are being assigned to Minera Lumina Copper Chile S.A. The bearer of a certified copy of this deed is authorized to request the registration of the present assignment of hereditary rights in the Real Estate Registry of the Custodian of Real Estate of Copiapó.

NINTH: For all legal purposes hereof, the parties hereto set their domicile as follows: a) Mrs. Pascuala Latorre Godoy, Manuel Rodríguez 515, Copiapó; b) Minera Lumina Copper Chile S.A. and Mr. John J. Selters, Las Nieves street Nº 3331, County of Vitacura, Santiago.

TENTH: Any notice that is require to be communicated from one party to the other in relation to the present contract, will be sent through a Public Notary to the domiciles provided in clause tenth hereinabove. Any notice of change to the referred domiciles will be communicated from one party to the other through a certified letter sent by the Public Notary where this public deed is signed.

ELEVENTH: The parties hereto agree that if the payment day for the payment of any of the installments, as set forth in clause sixth, falls on Saturday or on any holiday, the payment will take place at the following working day.

TWELVETH: The expenses and rights arising from this Agreement and its registration at the Custodian of Real Estate will be borne by the Assignee.

THIRTEENTH: For all purposes hereof, the parties hereto set their domicile in the city of Copiapó and keep under the jurisdiction of their Courts of Justice. The bearer of a duly authorized copy of this agreement is empowered to require all pertinent annotations, registrations and cancellations at the Custodian of Real Estate of Copiapó, as well as at any other pertinent Public Record Office.

FOURTEENTH: The appearing parties, hereby grant a power of attorney in favor of Messrs. Jaime Alvarez Cáceres and Jerónimo Carcelén Pacheco, so that any of them, indistinctly, may grant the public deed or deeds that may be necessary, as well as one or more minutes, to clarify, supplement or rectify this public deed, with the purpose of amending the mistakes and missing wording in this public deed, such as the individualization of the appearing parties, the inheritances and their registrations, mistakes on the dates of the agreements mentioned in those registrations made in any of the Registries of the Custodian of Real Estate of Copiapó, or in any other mention that may be required by that Custodian in order to clarify, supplement or rectify without affecting the nature and purpose of the referred acts and agreements.

The legal capacity of Mr. John J. Selters to act on behalf of MINERA LUMINA COPPER CHILE S.A. is stated on the public deed dated August 20th, 2003, granted before the Public Notary of Santiago, Mr. Eduardo Avello Concha.

MINERA LUMINA COPPER CHILE S.A.

PASCUALA LATORRE GODOY

EXHIBIT 23.28(B)

ASSIGNMENT OF HEREDITARY RIGHTS

RICARDO SEVERO LATORRE RALPH

TO

MINERA LUMINA COPPER CHILE S.A.

In Copiapó, Republic of Chile, on the 26th of Octobre 2005, before me ARMANDO CAMPOS ORTEGA, lawyer, and Deputy Notary Public of the Copiapó, of Mr. Hernán Cañas Valdés, located at O’Higgins 676, Copiapó, hereby appears: Mrs. RICARDO SEVERO LATORRE RALPH, Chilean, Identity Card Nº2.457.291 -9, Farmer, married to Mrs. Elda Gladys Rojas Picón, Housewife, Identity Card Nº2.762.240 -2, who also appears, both domiciled at Atacama street Nº970, County of Copiapó, Copiapó, hereinafter “the Assignor”; and Mr. JOHN JOSEPH SELTERS, American, single, Mining Engineer, Identity Card for Foreigners Nº14.427.974 -3, in the representation of “MINERA LUMINA COPPER CHILE S.A.”, hereinafter also “LUMINA” or “the Assignee”, Tax Registration Nº99.531.960 -8, both domiciled for these effects in Las Nieves street Nº3331, County of Vitacura, Santiago; who evidence their identities with the above mentioned Identity Cards and declare:

FIRST: By public deed of partition granted on the 26 of April 1941, before the Public Notary from Copiapó Mr. Oscar Nuñez, Mr. Erasmo and Mr. Fortunato Latorre Mercado were granted as jointly owners of the “Hijuela 2” formed by: A) the property known as the “Fundo Ramadilla del Norte”, located in the sub-delegation of San Antonio and that borders: To the North, with the mountainous areas of Ramadas; to the South, with the property owned by Mrs. Mariana Mercado; to the East, with the property owned by Mrs. Sinforiana Latorre and to the West, with the “camino Real”1 that goes to the Republic of Argentine and that includes three alfalfa2 estates and four mountainous areas; B) the property known as the “Fundo Potrero Grande”, in the same sub-delegation, granted with two hours of water and that borders: To the North, with the Hijuela owned by Mrs.3 Santos Latorre de Barrera; to the South, with the “camino Real”4; to the East, with lands owned by Mr. Francisco Javier Rojas; and to the West, with the “camino Real”5 and lands owned by Mrs. Sinforiana Latorre that include four estates, a building and an orchard. The adjudging of the two estates before referred was registered at page 22 overleaf, number 31 of the Real Estate Registry of Copiapó corresponding to the year 1948.

SECOND: By death of Mr. Erasmo Latorre Mercado, owner of the fifty percent of the rights over the properties individualized in the previous clause, “Ramadilla del Norte” and “Potrero Grande”, his goods were assigned to his sons and daughter Messrs. Erasmo

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1 “Royal Road”.
2 Forage.
3 Due to the gender of the name, it should be “Mr.”.
4 Id. Note 1.
5 Id. Note 1.

Osvaldo, Moisés Armando, Aaron Fernando, María Laura, Ricardo Severo, Elcías Daniel and Jesús Gabriel Latorre Ralph, notwithstanding the rights of his surviving spouse Mrs. Carmela or Carmen Ralph Cerezo viuda de Latorre. The “posesión efectiva”6 was registered at page 303 overleaf, number 366 of the Real Estate Registry of Copiapó corresponding to the year 1954.

THIRD: The “inscripción especial de herencia”7 after the death of Mr. Erasmo Latorre Mercado regarding the estates: “Hijuela del Norte” and “Fundo Potrero Grande”, both located in the sub-delegation of San Antonio, Copiapó, was made at page 220, number 229 of the Real Estate Registry of Copiapó corresponding to the year 1956, that attests that notwithstanding the rights of the surviving spouse Mrs. Carmen Ralph Cerezo viuda de Latorre, Messrs. Erasmo Osvaldo, Moisés Armando, Aaron Fernando, María Laura, Ricardo Severo, Elcías Daniel and Jesús Gabriel Latorre Ralph, are the jointly owners of the fifty percent of the rights over the two estates known as “Hijuela del Norte” and “Potrero Grande”, both located in the sub-delegation of San Antonio, Copiapó , that border as follow: A) “Hijuela del Norte”, today also known as “Ramadilla Norte”, borders to the North, with the mountainous areas of Ramadas; to the South, with the property owned by Mrs. Mariana Mercado; to the East, with the property owned by Mrs. Sinforiana Latorre and to the West, with the “camino Real”8 that goes to the Republic of Argentine and that includes three alfalfa9 estates and four mountainous areas; B) “Fundo Potrero Grande”, in the same sub-delegation, granted with two hours of water and that

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6 Judicial procedure for adjudging the hereditary rights.
7 Special registration of hereditary rights.
8 Id. Note 1.
9 Id. Note 2.

borders: To the North, with the Hijuela owned by Mrs.10 Santos Latorre de Barrera; to the South, with the “camino Real”11; to the East, with lands owned by Mr. Francisco Javier Rojas; and to the West, with the “camino Real”12 and lands owned by Mrs. Sinforiana Latorre that include four estates, a building and an orchard.

FOURTH: By public deed granted on March 20th, 1958, before the Public Notary of Copiapó Mr. Roberto Fuentes Hurtado, Mrs. Barbarita del Carmen Ralph viuda de Latorre and Mr. Gabriel Latorre Ralph assigned to Mr. Osvaldo Latorre Ralph all their rights acquired from Mr. Erasmo Latorre Mercado over the fifty percent of the rights over the two estates known as “Hijuela del Norte” and “Potrero Grande”, both located in the sub-delegation of San Antonio, Copiapó , that border as follow: A) “Hijuela del Norte”, today also known as “Ramadilla Norte”, borders to the North, with the mountainous areas of Ramadas; to the South, with the property owned by Mrs. Mariana Mercado; to the East, with the property owned by Mrs. Sinforiana Latorre and to the West, with the “camino Real”13 that goes to the Republic of Argentine and that includes three alfalfa14 estates and four mountainous areas; B) “Fundo Potrero Grande”, in the same sub-delegation, granted with two hours of water and that borders: To the North, with the Hijuela owned by Mrs.15 Santos Latorre de Barrera; to the South, with the “camino Real”16; to the East, with lands owned by Mr. Francisco Javier Rojas; and to the West, with the “camino Real”17 and lands

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10 Id. Note 3.
11 Id. Note 1.
12 Id. Note 1.
13 Id. Note 1.
14 Id. Note 2.
15 Id. Note 3.
16 Id. Note 1.
17 Id. Note 1.

owned by Mrs. Sinforiana Latorre that include four estates, a building and an orchard. The assignment of rights was registered at page 92 overleaf, number 101 of the Real Estate Registry of Copiapó corresponding to the year 1958.

FIFTH: The hereditary rights acquired by Mr. Osvaldo Latorre Mercado from Mrs. Barbarita del Carmen Ralph viuda de Latorre and Mr. Gabriel Latorre Ralph, over the estate known as “Hijuela del Norte” located in the County of Tierra Amarilla, Copiapó, that borders as follow: to the North, with the mountainous areas of Ramadas; to the South, with the property owned by Mrs. Mariana Mercado; to the East, with the property owned by Mrs. Sinforiana Latorre and to the West, with the “camino Real”18 that goes to the Republic of Argentine and that includes three alfalfa19 estates and four mountainous areas. That estate was auctioned by order of the 1st Court of Copiapó and adjudged to Mr. Rafael Fernández de la Bastidas as set forth in the public deed granted on December 31, 1963, before the Public Notary of Copiapó Mr. Roberto Fuentes Hurtado. The adjudication was registered at page 87 overleaf, number 82 of the Real Estate Registry of Copiapó corresponding to the year 1964.

SIXTH: By public deed granted on May 9th, 1964, Mr. Rafael Fernández de la Bastidas assigned to Mr. Ricardo Latorre Ralph all his rights over the estate before mentioned and known as “Hijuela del Norte” located in the County of Tierra Amarilla, that borders as follow: to the North, with the mountainous areas of Ramadas; to the South, with the property owned by Mrs. Mariana Mercado; to the East, with the property owned by Mrs.

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18 Id. Note 1.
19 Id. Note 2.

Sinforiana Latorre and to the West, with the “camino Real”20 that goes to the Republic of Argentine and that includes three alfalfa21 estates and four mountainous areas. The assignment of rights was registered at page 377, number 351 of the Real Estate Registry of Copiapó corresponding to the year 1964.

SEVENTH: By public deed granted on May 23rd, 1957, before the Public Notary of Copiapó Mrs. Hilda Barraza de Ampuero, deputy of Mr. Osvaldo Pacheco Pizarro, Mr. Elcías Latorre Ralph assigned to Mr. Ricardo Latorre Ralph all his rights over the estate before mentioned and known as “Hijuela del Norte” located in the County of Tierra Amarilla, Copiapó, that borders as follow: to the North, with the mountainous areas of Ramadas; to the South, with the property owned by Mrs. Mariana Mercado; to the East, with the property owned by Mrs. Sinforiana Latorre and to the West, with the “camino Real”22 that goes to the Republic of Argentine and that includes three alfalfa23 estates and four mountainous areas. The assignment of rights was registered at page 171, number 217 of the Real Estate Registry of Copiapó corresponding to the year 1957.

EIGHTH: By public deed granted on September 20th, 1955, before the Public Notary of Copiapó Mrs. Hilda Barraza de Ampuero, deputy of Mr. Roberto Fuentes, Mrs. María Laura Latorre Ralph de Meléndez assigned to Mr. Ricardo Latorre Ralph all her rights over the estate known as “Hijuela del Norte” located in the sub-delegation of San Antonio, that borders as follow: to the North, with the mountainous areas of Ramadas; to the South, with the property owned by Mrs. Mariana Mercado; to the East, with the property owned by

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20 Id. Note 1.
21 Id. Note 2.
22 Id. Note 1.
23 Id. Note 2.

Mrs. Sinforiana Latorre and to the West, with the “camino Real”24 that goes to the Republic of Argentine and that includes three alfalfa25 estates and four mountainous areas. The assignment of rights was registered at page 230, number 220 A of the Real Estate Registry of Copiapó corresponding to the year 1956.

NINTH: Due to the acts and agreements before referred, Mr. Ricardo Latorre Ralph is the current owner of: (A) rights acquired as heir of Mr. Erasmo Latorre Mercado over the estate known as “Ramadilla del Norte” or “Hijuela del Norte”, individualized in the clauses First and Third of the present instrument and located in the sub-delegation of San Antonio, Copipó, today County of Tierra Amarilla, Province of Copiapó; (B) rights acquired from Mr. Elcías Daniel Latorre Ralph over the estate known as “Hijuela del Norte”, as set forth in the clause Seventh; (C) rights over the estate known as “Hijuela del Norte” that were owned by Mrs. Barbarita del Carmen Ralph viuda de Latorre and Mr. Gabriel Latorre Ralph and lately assigned to Mr. Osvaldo Latorre Ralph as set forth in the clause Fourth. These rights were acquired by Mr. Rafael Fernández de la Bastidas in the auction ordered by the 1st Court of Copiapó as set forth in the clause Fifth; who finally assigned them to Mr. Ricardo Latorre Ralph as set forth in the clause Sixth; (D) rights acquired from Mrs. María Laura Latorre Ralph over the estate known as “Hijuela del Norte” or “Ramadilla Norte”, as set forth in the clause Eighth.

TENTH: Mr. Ricardo Latorre Ralph also holds the rights acquired as heir of Mr. Erasmo Latorre Mercado over the estate known as “Fundo Potrero Grande”, individualized in the clauses First and Third of the present instrument.

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24 Id. Note 1.
25 Id. Note 2.

ELEVENTH: By the present act Mr. Ricardo Latorre Ralph, assigns and transfers all his hereditary rights in the inheritance of his father Mr. Erasmo Latorre Mercado, and specially his rights over the “Hijuela del Norte” or “Ramadilla Norte”, and “Fundo Potrero Grande”, individualized in the clauses First and Third of the present instrument; to Minera Lumina Copper Chile S.A., for whom its representative Mr. John Joseph Selters pays and accepts.

TWELVETH: In the same way, by the present act Mr. Ricardo Latorre Ralph, expressly authorized by his wife, Mrs. Elda Gladys Rojas Picón, duly represented in this instrument by Mrs. Pamela Patricia Latorre Rojas and Mr. Ricardo Alfonso Latorre Rojas, hereby sells, assigns and transfers to Minera Lumina Copper Chile S.A., for whom its representative Mr. John Joseph Selters pays and accepts, all his rights over the estate known as “Hijuela del Norte” or “Ramadilla Norte”, and “Fundo Potrero Grande”, that acquired from Mr. Elcías Daniel and Mrs. María Laura Latorre Ralph, and the rights over that estate that used to be owned by Mrs. Barbarita del Carmen Ralph Cerezo viuda de Latorre and Mr. Jesús Gabriel Latorre Ralph, lately acquired from Mr. Abel Fernández de las Bastidas, who have had acquired them through a public auction ordered by the 1st Court of Copiapó as set forth in the clauses Fourt and Fifth of the present instrument.

THIRTEENTH: The price of the assignment of rights owned by the Assignor on the inheritance of his father over the estates “Hijuela del Norte” or “Ramadilla Norte”, as well as those acquired from his brother Mr. Elcías Daniel Latorre Ralph and his sister Mrs. María Laura Latorre Ralph and the rights that acquired to Mr. Abel Fernández de las

Bastidas, is the total amount of 27,850.8056 Unidades de Fomento26.The price of the assignment of rights owned by the Assignor over the estate known as “Potrero Grande”, referred in the clauses Tenth, Eleventh and Twelveth, is the total amount of 200 Unidades de Fomento27. Then, the total price of the rights that Mr. Ricardo Latorre Ralph sells, assigns and transfers to Minera Lumina Copper Chile S.A., is the amount of 28,050.8056 Unidades de Fomento28 that the Assignee pays to the Assignor as follows:

A) With the amount of 7,012.7014 Unidades de Fomento29 equivalent to $125,000,000.-that is paid by Minera Lumina Copper Chile S.A. through a vale vista30 under the name of Mr. Ricardo Latorre Ralph, with the instruction to give it to him once this assignment of rights be registered at the Custodian of Real Estate of Copiapó under the name of the assignee, Mr. Ricardo Latorre Ralph declares to receive such amount to his full and entire satisfaction.

B) With the amount of 8,064.60662 Unidades de Fomento31 that shall be paid by Minera Lumina Copper Chile S.A. to the Assignor not later than October 31, 2006. This amount comprises the installment of 7,012.7014 Unidades de Fomento32 plus 1,521 Unidades de Fomento corresponding to a 5% interest over the pending balance of 21,038.1042 Unidades de Fomento.

C) With the amount of 7,713.97155 Unidades de Fomento33 that shall be paid by Minera Lumina Copper Chile S.A. to the Assignor not later than October 31, 2007. This amount

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26 Equivalent to US$950,000.- aprox.
27 Equivalent to US$6,850.- aprox.
28 Equivalent to US$956,850.- aprox.
29 Equivalent to US$240,500.- aprox.
30 Cashier check paid as ordered by the issuer.
31 Equivalent to US$276,500.- aprox.
32 Id. Note 29.
33 Equivalent to US$264,500.- aprox.

comprises the installment of 7,012.7014 Unidades de Fomento34 plus 701.27014 Unidades de Fomento corresponding to a 5% interest over the pending balance of 14,025.4028 Unidades de Fomento.

D) With the amount of 7,363.33648 Unidades de Fomento35 that shall be paid by Minera Lumina Copper Chile S.A. to the Assignor not later than October 31, 2008. This amount comprises the installment of 7,012.7014 Unidades de Fomento36 plus 350.63507 Unidades de Fomento corresponding to a 5% interest over the pending balance of 7,012.7014 Unidades de Fomento.

All the payments shall be made in the city of Copiapó through a public deed granted before the Public Notary Mr. Hernán Cañas Valdés, or who replaces or succeeds him at any title, however, this obligation shall be deemed duly and timely fulfilled at the time of the delivery to the Notary who authorizes this public deed, or to his successor or deputy, of a vale vista bancario37 or a term deposit issued in current national currency under the name of Mr. Ricardo Severo Latorre Ralph, for the total amount of each installment of the total price. If Mr. Ricardo Severo Latorre Ralph passes away being pending an installment, the payment shall be received by the attorney jointly appointed by the heirs, provided they have been declared as heirs by a resolution issued by the Servicio de Registro Civil38.

FOURTEENTH: In the case that Minera Lumina Copper Chile S.A. will not carry out some of payments before indicated in letters B), C), and D), in the dates mentioned therein,

_____________________________________________
34 Id. Note 29.
35 Equivalent to US$252,500.- aprox.
36 Id. Note 29.
37 Cashier check paid as ordered by the issuer.
38 Civil Registry Service.

it shall be understood that Minera Lumina Copper Chile S.A. is not interested in pursuing this contract, having to be solved ipso facto the present agreement of assignment of rights and to be canceled all the registrations made in the Real Estate Registry of Copiapó in its virtue, acquiring the Assignor, as only indemnification of damages, the payments received from Minera Lumina Copper Chile S.A. as part of the total price, not being able the assignor and/or her heirs to claim the payment of the pending balance of the price or the indemnification of any damage. It is expressly prohibited to Mr. Ricardo Severo Latorre Ralph to assign all or some installments before referred in the clause thirteenth. This prohibition shall be registered in the Registry of Prohibitions of the Custodian of Real Estate of Copiapó.

FIFTEENTH: By this instrument, the Assignor hereby delivers to Minera Lumina Copper Chile S.A. the titles that attest his rights of inheritance being assigning herein and in this act the Assignor also transfers the rights of inheritance that are being assigned to Minera Lumina Copper Chile S.A., as well as the rights that Mr. Ricardo Severo Latorre Ralph had acquired over the estate known as “Hijuela del Norte” or “Ramadilla Norte”, referred in the clauses Fourth, Fifth, Sixth, Seventh and Eighth of the present instrument. The bearer of a certified copy of this deed is authorized to request the registration of the present assignment of hereditary rights in the Real Estate Registry of the Custodian of Real Estate of Copiapó.

SIXTEENTH: For all legal purposes hereof, the parties hereto set their domicile as follows: a) Mr. Ricardo Severo Latorre Ralph, Atacama 970, Copiapó; b) Minera Lumina Copper Chile S.A. and Mr. John J. Selters, Las Nieves street Nº 3331, County of Vitacura, Santiago.

SEVENTEENTH: Any notice that is require to be communicated from one party to the other in relation to the present contract, will be sent through a Public Notary to the domiciles provided in the Clause Ninth hereinabove. Any notice of change to the referred domiciles will be communicated from one party to the other through a certified letter sent by the Public Notary where this public deed is signed.

EIGHTEENTH: The parties hereto agree that if the payment day for the payment of any of the installments, as set forth in the Clause Thirteenth, falls on Saturday or on any holiday, the payment will take place at the following working day.

NINETEENTH: The expenses and rights arising from this Agreement and its registration at the Custodian of Real Estate will be borne by the Assignee.

TWENTIETH: For all purposes hereof, the parties hereto set their domicile in the city of Copiapó and keep under the jurisdiction of their Courts of Justice. The bearer of a duly authorized copy of this agreement is empowered to require all pertinent annotations, registrations and cancellations at the Custodian of Real Estate of Copiapó, as well as at any other pertinent Public Record Office.

TWENTY FIRST: The appearing parties, hereby grant a power of attorney in favor of Messrs. Jaime Alvarez Cáceres and Jerónimo Carcelén Pacheco, so that any of them, indistinctly, may grant the public deed or deeds that may be necessary, as well as one or more minutes, to clarify, supplement or rectify this public deed, with the purpose of amending the mistakes and missing wording in this public deed, such as the individualization of the appearing parties, the inheritances and their registrations, mistakes on the dates of the agreements mentioned in those registrations made in any of the Registries of the Custodian of Real Estate of Copiapó, or in any other mention that may be required by that Custodian in order to clarify, supplement or rectify without affecting the nature and purpose of the referred acts and agreements.

The legal capacity of Mr. John J. Selters to act on behalf of MINERA LUMINA COPPER CHILE S.A. is stated on the public deed dated August 20th, 2003, granted before the Public Notary of Santiago, Mr. Eduardo Avello Concha.

The legal capacity of Mrs. Pamela Patricia Latorre Rojas and Mr. Ricardo Alfonso Latorre Rojas to act on behalf of Mrs. Elda Gladys Rojas Picón, is stated in the general power of attorney granted on August 25th, 2005, before the Public Notary of Copiapó, Mr. Hernán Cañas Valdés.

MINERA LUMINA COPPER CHILE S.A.

RICARDO SEVERO LATORRE RALPH

PAMELA PATRICIA LATORRE ROJAS

RICARDO ALFONSO LATORRE ROJAS